_________________________________________________________________
_________________________________________________________________


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          Date of Report
                (Date of earliest event reported)
                        November 17, 1998


                        SAKS INCORPORATED
                   (Formerly Proffitt's, Inc.)
      (Exact name of registrant as specified in its charter)



                Tennessee           1-13113             62-0331040
(State of incorporation)            (Commission      (I.R.S. Employer
                                  File Number)     Identification No.)

           750 Lakeshore Parkway
            Birmingham, Alabama                          35211
           (Address of principal                       (Zip Code)
           executive offices)


Registrant's telephone number, including area code (205) 940-4000
_________________________________________________________________
_________________________________________________________________

Item 5.   Other Events

     Saks Incorporated, formerly Proffitt's, Inc. (the "Company") combined its business with Saks Holdings, Inc. ("Saks Holdings") on September 17, 1998 and Carson Pirie Scott & Co. ("Carsons") on January 31, 1998. The transactions were accounted for as a pooling of interests. On November 17, 1998 the Company announced the results for the third quarter and nine months ended October 31, 1998.


Item 7.   Exhibits

          Exhibit Number      Description of Documents

               99        Press Release dated November
                         17, 1997 regarding Saks
                         Incorporated's Record Operating
                         Results for the Third Quarter
                         Ended October 31, 1998



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROFFITT'S, INC.

Date: November 18, 1998


                                   By:  /s/ Brian J. Martin
                                   ______________________________
                                   Brian J. Martin
                                   Executive Vice President of Law
                                   and General Counsel

                           EXHIBIT LIST

     Exhibit Number      Description of Documents        Page No.

          99        Press Release dated November 17,
                    1997 regarding Saks Incorporated's
                    Record Operating Results for the
                    Third Quarter Ended October 31, 1998